                     [Letterhead of Del Laboratories, Inc.]


                                                         March 31, 1998


Mr. James Lawrence
c/o Del Laboratories, Inc.
178 EAB Plaza
Uniondale, New York 11556

Dear Jim:

      This will confirm that your Employment Agreement, as amended, is hereby further amended and extended as follows:

1.    The term of the Agreement is hereby extended to March 31, 2001.

2.    Your annual base salary shall not be less than $208,000 per year.

3. You agree that you will give Del at least one hundred twenty (120) days' notice prior to any voluntary termination of your employment hereunder.

4.    The following new paragraph 14 is hereby added to the Agreement:

      Except as set forth in Paragraphs 5 and 6 of this Agreement, any claim or controversy arising out of or relating to this Agreement, or any breach thereof, or otherwise relating to your employment, compensation and benefits with he Company, or the termination thereof, shall be settled by arbitration in New York, New York in accordance with the rules established by the American Arbitration Association; provided, however, that you and Del agree that (i) the arbitrator shall be prohibited from disregarding, adding to or modifying the terms of this Agreement; (ii) the arbitrator shall be required to follow established principles of substantive law and the law governing burdens of proof; (iii) only legally protected rights may be enforced in arbitration; (iv) the arbitrator shall be without authority to award punitive or exemplary damages; (v) the arbitrator shall be an attorney licensed to practice law in New York who has experience in similar matters; and (vi) any demand for arbitration must be filed and served, if at all, within 180 days of the occurrence of the act or omission complained of. Any claim or controversy not submitted to arbitration in accordance with this Paragraph 14 shall be considered waived and, thereafter, no arbitration panel or tribunal or court shall have the power to rule or make any award on any such claim or controversy. The award rendered in any arbitration proceeding held under this Agreement shall be final and binding, and judgment upon the award

March 24, 1998
Mr. James Lawrence
Page 2


      may be entered in any court having jurisdiction thereof, provided it conforms to established principles of law and is supported by substantial record evidence.

      Please indicate your acceptance of the foregoing by singing a copy of this letter in the space indicated below and returning it to me.

                                     Very truly yours,

                                     /s/ Dan K. Wassong

                                     Dan K. Wassong
                                     Chairman of the Board, President
                                     and Chief Executive Officer


AGREED AND ACCEPTED:

/s/ James Lawrence
-------------------------
James Lawrence

                     [Letterhead of Del Laboratories, Inc.]


CHAIRMAN AND
CHIEF EXECUTIVE OFFICER


                                                         July 12, 1995


     Mr. James F. Lawrence
     c/o Del Laboratories, Inc.
     565 Broad Hollow Road
     Farmingdale, NY 11735

     Dear Mr. Lawrence:

     This will confirm that your Employment Agreement, as amended and extended, is further extended to March 31, 1998.

     In all other respects the Employment Agreement, as amended and extended, shall continue in full force and effect.

     Please signify your agreement with the foregoing by counter-signing the copy of this letter and returning it to me.


                                                     Very truly yours,

                                                     DEL LABORATORIES, INC.


                                                     By: /s/ Dan K. Wassong

                                                            Dan K. Wassong
                                                     Chairman of the Board


    ACCEPTED AND AGREED:

    /s/ James F. Lawrence
    ------------------------------
    James F. Lawrence